UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2018
BLACK KNIGHT, INC.
(Exact name of Registrant as Specified in its Charter)

001-37394
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	81-5265638 (I.R.S Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of principal executive offices)

(904) 854-5100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
  On February 13, 2018, Black Knight, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as underwriter (the “Underwriter”), and the selling shareholders named therein (the “Selling Shareholders”), pursuant to which the Selling Shareholders agreed to sell 8,000,000 shares of common stock, par value $0.0001 per share, of the Company to the Underwriter at a purchase price of $46.41 per share (the “Offering”). In addition, pursuant to the Underwriting Agreement, the Company has agreed to purchase from the Underwriter 2,000,000 shares of common stock being sold by the Selling Shareholders to the Underwriter at a price per share equal to the price being paid by the Underwriter to the Selling Shareholders, resulting in an aggregate purchase price of $92,820,000 (the "Share Repurchase"). The Company intends to fund the Share Repurchase with borrowings under the Company's revolving credit facility. The Offering closed on February 15, 2018. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering.

The Offering is being made pursuant to a prospectus supplement, dated February 13, 2018, to the prospectus, dated November 20, 2017, included in the Company’s registration statement on Form S-3 (File No. 333-217774) (the “Registration Statement”), which was initially filed with the Securities and Exchange Commission (the “Commission”) on May 8, 2017 by Black Knight Financial Services, Inc., the predecessor registrant to the Company, and adopted by the Company pursuant to a post-effective amendment to the Registration Statement filed with the Commission on November 20, 2017 in accordance with Rule 414 under the Securities Act of 1933, as amended.

The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Shareholders to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits

(d)  Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of February 13, 2018, by and among Black Knight, Inc., certain selling shareholders and Goldman Sachs & Co. LLC.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.
Date:	February 20, 2018	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated as of February 13, 2018, by and among Black Knight, Inc., certain selling shareholders and Goldman Sachs & Co. LLC.